UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

ImmunoGen, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧ No fee required.
◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! IMMUNOGEN, INC. 2023 Virtual Annual Meeting Vote by June 13, 2023 11:59 PM ET You invested in IMMUNOGEN, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2023. Vote Virtually at the Meeting* June 14, 2023 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/IMGN2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V15489-P87106 Get informed before you vote View the Notice of Annual Meeting of Shareholders, Proxy Statement, and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. IMMUNOGEN, INC. 830 WINTER STREET WALTHAM, MA 02451 V1.2

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V15490-P87106 01) Stuart A. Arbuckle 02) Mark J. Enyedy 03) Mark A. Goldberg, MD 04) Tracey L. McCain, Esq. 05) Stephen C. McCluski 06) Dean J. Mitchell 07) Kristine Peterson 08) Helen M. Thackray, MD 09) Richard J. Wallace 2. Election of Directors Nominees: 1. To fix the number of members of the Board of Directors at nine (9). 3. To approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in our proxy statement. 4. To vote, on an advisory basis, on the frequency of advisory shareholder votes on the compensation paid to our executive officers as disclosed in our proxy statement. 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof. For For For 1 Year For